UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

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UPD HOLDING CORP.

(Exact Name of Company as Specified in Charter)

Nevada	001-10320	81-4397205
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, Ste 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Company’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Number of each exchange on which registered
Common	UPDC	Pink Sheet

UDC Holding Corp. is referred to herein as “we”, “our” or “us’ or the “Company”.

Item 1.01.a.	Entry Into Material Definitive Agreement -- Acquisition

On December 30, 2022, our subsidiary, United Product Development Corp., a Nevada corporation (“United Product” or the “Purchaser”), completed an Asset Purchase Agreement (the “Agreement”) with Hall Global, LLC , a Texas Limited Liability Company (“Hall Global” or the “Seller”), providing for United Product’s purchase of the following assets from Hall Global: (a) Tooling consisting of all models, designs, drawings, molds, dies, casting, and tooling; and (b) Equipment consisting of all furniture, fixtures, and equipment as listed in Schedule A of Exhibit 10.1 attached hereto, but not to include certain Excluded Assets reflected in Schedule B of Exhibit 10.1 consisting of monies, vendor accounts, intellectual property, certain equipment, and inventory. The Agreement was approved by our Board of Directors.

The asset purchase is in connection with our subsidiary’s (United Product) intention to utilize the purchased assets to develop, manufacture, and sell beverage products. The Purchase Price to be paid by United Product, the Purchaser, is $3,750,000 and consists of: (a) $1,250,000 of our Common Stock Shares valued at a fixed price of $0.025 per Share; and (b) a $2,500,000 secured promissory note (the “Note”) payable by the Borrower, United Product, to the Lender, Hall Global.

The Note provides for repayment by: (a) a payment of principal and 12% interest of $1,000,000 and $225,000, respectively, on December 31, 2023; and (b) a payment of principal and 12% interest of $1,500,00 and $135,000, respectively, on December 31, 2024. The Agreement is subject to respective representations by the Purchaser and the Seller and a mutual indemnification provision holding harmless the respective counterparty to the transaction.

The Note is further subject to a Security Agreement providing that the Borrower, United Product, secures the Note’s Principal Sum of $2,500,000 with collateral consisting of: (a) all of the Borrower’s right, title and interest in and to the Purchased Assets; and (b) all proceeds and replacements of the Purchased Assets and any after acquired property.

Additionally, the Seller agrees to a 1 year non-complete to not engage in any activity that competes with the Purchaser.

Item 1.01.b.	Entry Into Material Definitive Agreement -- Disposition

On December 31, 2022, we and our subsidiary, Vital Behavioral Health Inc., a Nevada corporation (“Vital Health”), entered into settlement agreements and assignments of stock with Gary Plichta and Samuel Kesaris (the “Investors”), whereby the Investors extinguished all of our and Vital Health’s debts and obligations to the Investors, totaling in excess of $400,000, plus interest, in exchange for all of Vital Health’s ownership in VBH Kentucky Inc., a Nevada corporation and previously majority held subsidiary of Vital Health (“VBHK”).

As of December 31, 2022, VBHK was operating at a loss and unable to satisfy its recurring financial obligations to third parties.

The settlement agreements and assignments of stock are attached hereto as Exhibits 10.4 through 10.7 and were approved by our Board of Directors.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Patrick Ogle as Chief Operating Officer and Director

On December 31, 2022, Patrick Ogle tendered his resignation as our Chief Operating Officer (“COO”) and Director, which resignations were accepted by our Board of Directors. Patrick Ogle’s resignation as our COO and Director was not the result of any disagreement with our Board of Directors or our management or otherwise in connection with our operations, policies or practices.

Appointment of William Nicholson as Director

On December 31, 2022, our Board of Directors appointed William Nicholson as a Director to fill the vacancy created by Mr. Ogle’s resignation.

Biography of William Nicholson

William Nicholson has been an investor and corporate executive for over forty years. He has owned interests in radio stations, ship building, restaurants, real estate and natural gas wells. He was Chief Operating Officer of Amway Corporation from 1984 to 1992. From 1974 to 1977 he served as Appointments Secretary to President Ford. Mr. Nicholson received a B.S. in Finance from the University of Nevada in 1966. He served on the Board of Directors of Twinlab Consolidated Holdings, Inc. from February 23, 2015 until September 22, 2015.

Appointment of Jeff Guest as President of United Product

On December 31, 2022, United Product’s Board of Directors appointed Jeff Guest as its President.

Item 7.01.	Regulation FD Disclosure

We will distribute a press release on January 6, 2022 regarding the disclosures set forth in this Current Report on Form 8-K, which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K with respect to Item 7.01 (including the Press Release attached as Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the Press Release attached as Exhibit 99.1 hereto).

Item 9.01	Financial Statements and Exhibits

The exhibits listed below are filed or furnished herewith.

Exhibit Number	Description

10.1*	Asset Purchase Agreement dated December 30, 2022
10.2*	Secured Promissory Note dated December 30, 2022
10.3*	Security Agreement dated December 30, 2022
10.4*	Mutual Release and Settlement Agreement dated December 31, 2022
10.5*	Mutual Release and Settlement Agreement dated December 31, 2022
10.6*	Assignment of Stock dated December 31, 2022
10.7*	Assignment of Stock dated December 31, 2022
99.1†	Press Release dated January 6, 2023

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*	Filed herewith.
†	Furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPD HOLDING CORP.

Dated: January 6, 2022	By: /s/ Mark W. Conte
President and Chief Executive Officer (Principal Executive Officer)